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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) SEPTEMBER 2, 2003
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                          BENTLEY COMMUNICATIONS CORP.
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             (Exact name of registrant as specified in its chapter)

          FLORIDA                   000-27347                  58-2534003
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(State or other jurisdiction       (Commission               (IRS Employer
      of incorporation             File Number)            Identification No.)

     11301 OLYMPIC BOULEVARD, SUITE 680, LOS ANGELES, CA          90064 30228
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(Address of principal executive offices)                              (Zip Code)

                                 (310) 445-2599
               Registrant's telephone number, including area code

                                 Not Applicable
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          (Former name or former address, if changed since last report)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

Bentley Communications Corp. (the "Registrant") entered into an Asset Purchase Agreement dated August 4th, 2003, as finalized and executed by the parties on September 2, 2003, with Crump Barter Systems, Inc. ("Crump"), whereby the Registrant agreed to purchase all of the assets of Crump, including the sole and exclusive use of the name "Crump Barter", all right, title and interest in and to the website "www.crumpbarter.com", the Crump Barter system, including its 180 affiliates and alliances, trade receivables and trade payables, fixed assets, all goodwill, real property, personal property, choses in action, and intangible or intellectual property in which Crump has a right or interest or the right to acquire an interest (collectively the "Assets"). As consideration for the Assets, the Registrant agreed to the following: the issuance of 10,000,000 shares in the capital stock of the Registrant and the sum of $110,000 cash or cash equivalent, payable as follows: (i) the sum of $10,000.00 payable on or before the date of execution of the agreement, which amount has been paid, and the delivery of the 10,000,000 shares of common stock; and (ii) payment of the sum of $10,000 in cash or cash equivalent on the one month anniversary of the closing of the purchase and payment of an additional $10,000 on the subsequent one month anniversary dates of the closing date, for a period of ten months until the entire $110,000.00 has been paid. On the Closing Date, as defined in the agreement, the Registrant will provide to Crump a Promissory Note representing the $100,000 owed as of the closing.

The purchase of the assets is subject to the Registrant receiving from Crump audited financial statements and pro forma financial statements, if necessary.

In accordance with the Asset Purchase Agreement, the Registrant agreed to retain Joe Crump, the sole shareholder of all of the issued and outstanding shares of Crump, as manager of a wholly-owned subsidiary of the Registrant (the "Subsidiary") to operate the Crump bartering system. As set forth in the Management Agreement dated August 4th, 2003, the Registrant agreed to retain Crump as manager of the Subsidiary for a term of 12 months from the closing of the purchase of the Assets for $10,000 per month.

With its predominantly North American network of 180 local barter exchanges and approximately 50,000 merchant members that trade through them, Crump's growing membership represents approximately 30 percent of the barter exchanges in the USA and about 50 percent of those in Canada. It was founded in 1998 to bring efficiencies to the barter industry by providing a clearinghouse through which members of different barter exchanges worldwide can make available each other's inventory and services and trade seamlessly with one another. Bentley has historically focused on the implementation of alternative financial systems and ecommerce services. It recently announced its intention of being a major force in the barter industry.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements
         Bentley will amend this Form 8-K to include the financial statements required by Item 7 within 60 days.

(b) Exhibits

Exhibit 10.1 Asset Purchase Agreement with Crump Barter Systems, Inc. dated August 4, 2003

Exhibit 10.2      Management Agreement with Joe Crump dated August 4th, 2003


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BENTLEY COMMUNICATIONS CORP.


Date :   SEPTEMBER 2, 2003                  By :  /S/  GORDON F. LEE
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                                                  GORDON F. LEE,
                                                  CHAIRMAN AND CEO


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